EXHIBIT 99.1

Contact:	Phil Gee
480/693-5729
FOR IMMEDIATE RELEASE
US AIRWAYS GROUP, INC. REPORTS NOVEMBER TRAFFIC
     TEMPE, Ariz., Dec. 6, 2005 — US Airways Group, Inc. (NYSE: LCC) today reported traffic statistics for the month of November 2005. For America West operated flights, revenue passenger miles (RPMs) for the month were a record 1.9 billion, up 1.6 percent from November 2004. Capacity was 2.5 billion available seat miles (ASMs), down 0.1 percent from November 2004. The passenger load factor for November was a record 78.9 percent versus 77.5 percent in November 2004.
     For US Airways mainline operated flights, RPMs for November 2005 were 2.7 billion, a decrease of 12.7 percent from November 2004. Capacity was 3.6 billion ASMs, down 13.9 percent from November 2004. The passenger load factor for the month of November was a record 74.1 percent up from 73.1 percent in November 2004.
     “We continued to see unit revenue and yield improvements during November, with both west and east networks achieving double-digit unit revenue gains in November that outpaced our performance in October,” said Scott Kirby, executive vice president, sales and marketing. “We are looking forward to beginning our service to Hawaii later this month and are seeing strong traffic driven to these new routes from our east network.”
     Until US Airways operates under one certificate, data regarding America West and US Airways operated flights will continue to be reported separately. Additionally, US Airways Express wholly-owned regional carriers and US Airways’ MidAtlantic Airways division will continue to report separate data. US Airways Group, Inc., consisting of America West, US Airways mainline and US Airways Express combined operational information will also be reported.
     The following summarizes America West, US Airways, US Airways Express and US Airways Group, Inc. combined November and year-to-date traffic results for 2005 and 2004:

America West Airlines

NOVEMBER	2005	2004	% Change
REVENUE PSGR MILES (000)	1,942,708	1,911,467	1.6
Domestic	1,888,382	1,852,008	2.0
International	54,326	59,459	-8.6

AVAILABLE SEAT MILES (000)	2,463,358	2,466,576	-0.1
Domestic	2,395,629	2,384,548	0.5
International	67,729	82,028	-17.4

LOAD FACTOR (%)	78.9	77.5	1.4	PTS
ENPLANEMENTS	1,796,358	1,740,110	3.2

YEAR-TO-DATE	2005	2004	% Change
REVENUE PSGR MILES (000)	22,299,078	21,385,719	4.3
Domestic	21,591,527	20,781,200	3.9
International	707,551	604,519	17.0

AVAILABLE SEAT MILES (000)	27,939,580	27,568,135	1.3
Domestic	27,020,707	26,761,018	1.0
International	918,873	807,117	13.8

LOAD FACTOR (%)	79.8	77.6	2.2	PTS
ENPLANEMENTS	20,330,444	19,358,343	5.0
US Airways

NOVEMBER	2005	2004	% Change
REVENUE PSGR MILES (000)	2,692,920	3,085,294	-12.7
Domestic	2,033,036	2,372,570	-14.3
International	659,884	712,724	-7.4

AVAILABLE SEAT MILES (000)	3,634,487	4,221,386	-13.9
Domestic	2,775,436	3,281,720	-15.4
International	859,051	939,666	-8.6

LOAD FACTOR (%)	74.1	73.1	1.0	PTS
ENPLANEMENTS	2,851,309	3,355,942	-15.0

YEAR-TO-DATE	2005	2004	% Change
REVENUE PSGR MILES (000)	36,262,164	36,931,786	-1.8
Domestic	26,545,264	27,107,286	-2.1

International	9,716,900	9,824,500	-1.1

AVAILABLE SEAT MILES (000)	47,795,152	48,931,815	-2.3
Domestic	35,418,422	36,369,986	-2.6
International	12,376,730	12,561,828	-1.5

LOAD FACTOR (%)	75.9	75.5	0.4	PTS
ENPLANEMENTS	37,312,127	38,249,690	-2.5
US Airways Express

NOVEMBER	2005	2004	% Change
REVENUE PSGR MILES (000)	286,210	238,160	20.2
Domestic	286,210	238,160	20.2

AVAILABLE SEAT MILES (000)	446,683	380,959	17.3
Domestic	446,683	380,959	17.3

LOAD FACTOR (%)	64.1	62.5	1.6	PTS
ENPLANEMENTS	779,304	678,489	14.9

YEAR-TO-DATE	2005	2004	% Change
REVENUE PSGR MILES (000)	3,234,420	1,865,081	73.4
Domestic	3,234,420	1,865,081	73.4

AVAILABLE SEAT MILES (000)	5,106,554	3,039,590	68.0
Domestic	5,106,554	3,039,590	68.0

LOAD FACTOR (%)	63.3	61.4	1.9	PTS
ENPLANEMENTS	8,742,544	6,474,188	35.0
Combined US Airways Group

NOVEMBER	2005	2004	% Change
REVENUE PSGR MILES (000)	4,921,838	5,234,921	-6.0
Domestic	4,207,628	4,462,738	-5.7
International	714,210	772,183	-7.5

AVAILABLE SEAT MILES (000)	6,544,528	7,068,921	-7.4
Domestic	5,617,748	6,047,227	-7.1
International	926,780	1,021,694	-9.3

LOAD FACTOR (%)	75.2	74.1	1.1	PTS
ENPLANEMENTS	5,426,971	5,774,541	-6.0

YEAR-TO-DATE	2005	2004	% Change
REVENUE PSGR MILES (000)	61,795,662	60,182,586	2.7
Domestic	51,371,211	49,753,567	3.3
International	10,424,451	10,429,019	0.0

AVAILABLE SEAT MILES (000)	80,841,286	79,539,540	1.6
Domestic	67,545,683	66,170,594	2.1
International	13,295,603	13,368,945	-0.5

LOAD FACTOR (%)	76.4	75.7	0.7	PTS
ENPLANEMENTS	66,385,115	64,082,221	3.6
Integration Update
As part of the airline’s monthly traffic release, US Airways will provide a brief update on the integration process between US Airways and America West. Listed below are major accomplishments from the month of November:
•	To date, 24 of 38 common-use airports integrated.

•	The airline will retain the naming rights to America West Arena renaming the venue US Airways Center in January 2006.

•	All US Airways operated aircraft will continue to offer power ports in every row.
     For the month of November 2005, America West will report domestic on-time performance of 85.2 percent and a completion factor of 99.0 percent to the U.S. Department of Transportation (DOT). US Airways will also report to the DOT domestic on-time performance of 82.7 percent and a completion factor of 99.4 percent.
     US Airways and America West’s recent merger creates the fifth largest domestic airline employing approximately 35,000 aviation professionals. US Airways, US Airways Shuttle and US Airways Express operate approximately 4,000 flights per day and serve more than 225 communities in the U.S., Canada, Europe, the Caribbean and Latin America. This press release and additional information on US Airways can be found at www.usairways.com or www.americawest.com. (LCCT)
     US Airways is a member of the Star Alliance, which was established in 1997 as the first truly global airline alliance to offer customers global reach and a smooth travel experience. Star Alliance has been voted Best Airline Alliance by Skytrax in 2003 and 2005. The members are Air Canada, Air New Zealand, ANA, Asiana Airlines, Austrian, bmi, LOT Polish Airlines, Lufthansa, Scandinavian Airlines, Singapore Airlines, Spanair, TAP Portugal, THAI, United, US Airways and VARIG Brazilian Airlines. South African Airways and SWISS will be integrated during the first half of 2006. Overall, the member carriers offer more than 15,000 daily flights to 790 destinations in 138 countries.

FORWARD-LOOKING STATEMENTS
Certain of the statements contained herein should be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “could,” “should,” and “continue” and similar terms used in connection with statements regarding the outlook of US Airways Group (the “Company”), expected fuel costs, the revenue and pricing environment, and expected financial performance. Such statements include, but are not limited to, statements about the benefits of the business combination transaction involving America West Holdings Corporation and US Airways Group, including future financial and operating results, the combined companies’ plans, objectives, expectations and intentions and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties that could cause the Company’s actual results and financial position to differ materially from these statements. Such risks and uncertainties include, but are not limited to, the following: the ability of the Company to obtain and maintain any necessary financing for operations and other purposes (including compliance with financial covenants); the ability of the Company to maintain adequate liquidity; the impact of changes in fuel prices; the impact of economic conditions; changes in prevailing interest rates; the ability to attract and retain qualified personnel; the ability of the Company to attract and retain customers; the ability of the Company to obtain and maintain commercially reasonable terms with vendors and service providers; the cyclical nature of the airline industry; competitive practices in the industry, including significant fare restructuring activities by major airlines; labor costs; security-related and insurance costs; weather conditions; government legislation and regulation; relations with unionized employees generally and the impact and outcome of the labor negotiations; the impact of global instability including the potential impact of current and future hostilities, terrorist attacks, infectious disease outbreaks or other global events; the impact of the resolution of remaining claims in US Airways Group’s Chapter 11 proceedings; the ability of the Company to fund and execute its business plan following the Chapter 11 proceedings and the merger; and other risks and uncertainties listed from time to time in the companies’ reports to the SEC. There may be other factors not identified above of which the Company is not currently aware that may affect matters discussed in the forward-looking statements, and may also cause actual results to differ materially from those discussed. The Company assumes no obligation to publicly update any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law. Additional factors that may affect the future results of the Company are set forth in the filings of the Company with the SEC, including the Company’s Registration Statement on Form S-1 (File No. 333-126226), which are available at www.usairways.com.
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